Exhibit 10.4
AMENDMENT NO. 1 TO REVOLVING CREDIT AND GUARANTY AGREEMENT
This AMENDMENT NO. 1 TO REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of April 30, 2026 (this “Amendment”), between COMPASS, INC., a Delaware corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as the Issuing Bank with respect to the Existing Foreign Currency Letters of Credit (as defined below) (the “Existing Foreign Letter of Credit Issuing Bank”), and MORGAN STANLEY SENIOR FUNDING, INC. (“MS”), as administrative agent under the Existing Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, reference is made to the Revolving Credit and Guaranty Agreement, dated as of November 17, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”), among the Borrower, the other Obligors from time to time party thereto, the Lenders from time to time party thereto, the Administrative Agent and MS, as the Collateral Agent (capitalized terms used but not defined herein having the respective meaning provided in the Credit Agreement);
WHEREAS, pursuant to Sections 2.01(c)(iii), 11.02(c)(i) and 11.02(c)(ii) of the Existing Credit Agreement, the Administrative Agent and the Borrower may effect such amendments of a technical or clarificatory nature to the Existing Credit Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent and Borrower, to cure any ambiguity, omission or inconsistency and give effect to the provisions of Section 2.01(c) of the Existing Credit Agreement, the increase of Revolving Commitments, the increase of the Letter of Credit Sublimit and the satisfaction of the conditions set forth in Section 4.03 on the Aspen Acquisition Effective Date;
WHEREAS, pursuant to Section 11.02(b)(ix) of the Existing Credit Agreement, any amendment which affects the rights or duties of an Issuing Bank requires the written consent of such Issuing Bank;
WHEREAS, pursuant to Section 2.03(a) of the Existing Credit Agreement, each of the Existing Letters of Credit under the Aspen Credit Agreement were deemed to be Letters of Credit for all purposes of the Existing Credit Agreement on the Aspen Acquisition Effective Date;
WHEREAS, the Existing Foreign Currency Letter of Credit Issuing Bank has executed and delivered this Amendment solely for the purpose of evidencing its consent to those provisions hereof that affect its rights and duties as an Issuing Bank under the Existing Credit Agreement and the other Loan Documents; and
WHEREAS, the Borrower and the Administrative Agent have determined that a technical amendment to the Existing Credit Agreement is required in order to (a) permit the Existing Letters of Credit under the Aspen Credit Agreement issued in currencies other than Dollars (the “Existing Foreign Currency Letters of Credit”) to be treated as Existing Letters of Credit under the Credit Agreement and (b) provide for the calculations of the Dollar equivalent of the Existing Foreign Currency Letters of Credit and, accordingly, desire to amend certain provisions of the Existing Credit Agreement in reliance on Sections 2.01(c)(iii), 11.02(c)(i) and 11.02(c)(ii) thereof as further set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
1.Amendments. Effective as of the Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:
(a)The following new defined terms are added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:
““Existing Foreign Currency Letter of Credit” means each Existing Letter of Credit that is denominated in currencies other than Dollars, including any such Existing Foreign Currency Letter of Credit that is automatically extended for one or more successive periods in accordance with Section 2.03.”
““Existing Foreign Currency Letter of Credit Issuing Bank” means JPMorgan Chase Bank, N.A., together with its permitted successors and assigns in such capacity. For the avoidance of doubt, the Existing Foreign Currency Letter of Credit Issuing Bank shall be deemed to be an “Issuing Bank” for all purposes of this Agreement and the other Loan Documents.”
(b)The definition of “Letter of Credit” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as set forth below:
““Letter of Credit” means (a) a standby letter of credit issued or to be issued by an Issuing Bank pursuant to this Agreement in such form as may be approved from time to time by the applicable Issuing Bank and (b) any Existing Letter of Credit (including each Existing Foreign Currency Letter of Credit). Letters of Credit shall be issued in Dollars and, in the case of certain Existing Foreign Currency Letters of Credit, may be issued in a currency other than Dollars.”
(c)A new Section 1.10 shall be added to the Existing Credit Agreement, as follows:
“Section 1.10.    Letter of Credit Amounts. Unless otherwise specified herein, the amount of an Existing Foreign Currency Letter of Credit at any time shall be deemed to be the Dollar equivalent of the stated amount of such Existing Foreign Currency Letter of Credit as determined based on the Spot Rate. Such Dollar equivalent shall be determined by the Administrative Agent based on calculations provided by the Existing Foreign Currency Letter of Credit Issuing Bank on each of the following dates: (i) the date on which such Existing Foreign Currency Letter of Credit is issued, (ii) the first Business Day of each calendar month, (iii) the date of any amendment of such Existing Foreign Currency Letter of Credit that has the effect of increasing or decreasing the face amount thereof; and (iv) any additional date as the Administrative Agent may reasonably determine at any time when an Event of Default exists and shall become effective as of such date until the next determination date (the Dollar equivalent amount of such Existing Foreign Currency Letter of Credit, as so determined, the “LC Dollar Equivalent”). Notwithstanding anything to the contrary in this Agreement, (i) each Existing Foreign Currency Letter of Credit shall be reimbursed by the Borrower to the Existing Foreign Currency Letter of Credit Issuing Bank in the same currency of such Existing Foreign Currency Letter of Credit and otherwise pursuant to Section 2.03(d) and (ii) any calculations of Letter of Credit Usage, Revolving Exposure or any other relevant calculations or determinations set forth herein with respect to any such Existing Foreign Currency Letter of Credit shall be determined based on the LC Dollar Equivalent of such Existing Foreign Currency Letters of Credit at such time.”
(d)The last sentence of Section 2.03(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as set forth below:
“On the Aspen Acquisition Effective Date, each Existing Letter of Credit under the Aspen Credit Agreement shall be deemed to be a Letter of Credit for all purposes hereof and shall be deemed to have been issued hereunder on the Aspen Acquisition Effective Date, provided that the other requirements set forth in this Section 2.03(a) shall be satisfied on such date (it being understood that any such Existing Foreign Currency Letter of Credit may be denominated in a currency other than Dollars).”
(e)The reference to “Section 2.03(c)(iii)” in Section 11.02(c)(ii) of the Existing Credit Agreement is hereby replaced with “Section 2.01(c)(iii)”.
1.Conditions to Effectiveness of Amendments. This Amendment shall be deemed effective as of the Aspen Acquisition Effective Date (which was January 9, 2026) (the “Amendment Effective Date”) upon execution thereof by the Borrower, the Existing Foreign Currency Letter of Credit Issuing Bank and the Administrative Agent without any further action or consent of any other party to any Loan Document.
3.Reference to and Effect on the Credit Agreement and the other Loan Documents.
(a)Except to the extent expressly set forth in this Amendment, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent, Lender or Issuing Bank under, the Credit Agreement or any of the other Loan Documents.
(b)On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
4.Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 11.02 of the Credit Agreement.
5.GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE UNDER, ARISING OUT OF OR RELATING TO THIS AMENDMENT, WHETHER BASED IN CONTRACT (AT LAW OR IN EQUITY), TORT OR ANY OTHER THEORY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW. SECTIONS 11.09(B) AND (C) OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AS IF SUCH PROVISION WERE SET FORTH IN FULL HEREIN MUTATIS MUTANDIS AND SHALL APPLY HERETO.

6.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
7.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic image scan transmission (e.g., pdf via email) shall be effective as delivery of a manually executed counterpart of this Amendment.
8.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.
9.Loan Document. On and after the Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.
COMPASS, INC.,
as the Borrower

By: /s/ Scott Wahlers
Name:    Scott R. Wahlers
Title: Chief Financial Officer

MORGAN STANLEY SENIOR FUNDING, INC., as the Administrative Agent

By: /s/ Jennifer DeFazio
Name:    Jennifer DeFazio
Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A., as the Existing Foreign Currency Letter of Credit Issuing Bank

By: /s/ Hannah Cook
Name:    Hannah Cook
Title: Authorized Officer
[Signature Page to Amendment No. 1 to Revolving Credit and Guaranty Agreement]